SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2010

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 12, 2010, MRV Communications, Inc. (the “Company”) announced that Mary Jane Gruninger has stepped down as President of its Optical Communications Systems Division.  She has been replaced by Barry Gorsun, a seasoned senior executive that had previously worked for the Company in a consulting capacity.

Mr. Gorsun, age 67, has over 30 years of technology management experience, including numerous operational and executive management roles within technology companies.  Gorsun spent 15 years at Summa Four from 1983 to 1998 as VP, Operations, then COO, President and CEO, and finally Chairman, transforming the company from a system development firm into a software switching systems company with annual revenue of over $150M.   He successfully oversaw the sale of the company to Cisco Systems, providing that company with a critical component of its initial footprint in the VoIP arena.  He began his career as an engineer for RCA Missile Systems managing a technical team that successfully developed the radar and transponder system for the first manned moon flight.  He also held roles in engineering and operations management at Bowmar/Ali, Modicon Corporation and Analogic Corporation, and has served on numerous technology and not-for-profit boards of directors.  Most recently, Gorsun served as a managing partner of BayState Capital, a boutique investment firm.  Mr. Gorsun attended Northeastern University-BSIT in 1967, and has been a guest lecturer at the university’s graduate school of business.

A copy of the press release announcing the management change is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of Ms. Gruninger’s severance are included in a letter agreement between her and the Company dated October 11, 2010.  Ms. Gruninger will receive a lump sum payment of $140,000 in two installments, which sum includes any potential bonus for the year that she may have accrued.  No other sums or severance pay will be due her.  The letter agreement contains customary provisions including but not limited to a general release of claims.  The foregoing description of the letter agreement is not complete and is qualified in its entirety by the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit 10.1                                    Letter Agreement, dated October 11, 2010, between the Company and Mary Jane Gruninger

Exhibit 99.1                                    Press Release, dated October 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 12, 2010

MRV COMMUNICATIONS, INC.

	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
VP, General Counsel and Secretary